FRANKLIN VALUE INVESTORS TRUST
                       (FRANKLIN VALUE FUND-NEW SERIES)
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                             LOCATION

EX-99.B1(i)          Agreement and Declaration of Trust      *
                     dated September 11, 1989

EX-99.B1(ii)         Amendment to Agreement of Declaration   *
                     of Trust dated September 25, 1995

EX-99.B2(i)          By-Laws                                 *

EX-99.B5(i)          Management Agreement between Franklin   *
                     Balance Sheet Investment Fund and
                     Franklin Advisers, Inc. dated April 2,
                     1990

EX-99.B5(ii)         Management Agreement between Franklin   *
                     Value Investors Trust on behalf of
                     Franklin MicroCap Value and Franklin
                     Advisers, Inc. Fund dated December 12,
                     1995

EX-99.B5(iii)        Form of Management Agreement between    *
                     Franklin Value Investors Trust on
                     behalf of Franklin Value Fund and
                     Franklin Advisers, Inc.

EX-99.B6(i)          Distribution Agreement dated April 12,  *
                     1990

EX-99.B6(ii)         Forms of Dealer Agreements between      *
                     Registrant and Franklin/Templeton
                     Distributors, Inc.

EX-99.B8(i)          Custodian Agreement dated June 12, 1991 *

EX-99.B8(ii)         Custodian Agreement between Registrant  *
                     and Citibank Delaware

EX-99.B8(iii)        Master Custodian Agreement between      Attached
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.B8(iv)         Terminal Link Agreement between         Attached
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.B10(i)         Opinion and Consent dated December 1,   *
                     1989

EX-99.B11(i)         Consent of Independent Auditors         Attached

EX-99.B13(i)         Letter of Understanding relating to     *
                     Initial Capital of Franklin Balance
                     Sheet Investment fund dated November
                     17, 1989

EX-99.B13(ii)        Letter of Understanding relating to     *
                     Initial Capital of Franklin MicroCap
                     Value Fund dated November 29, 1995

EX-99.B13(iii)       Letter of Understanding relating to     Attached
                     Initial Capital of Franklin Value Fund

EX-99.B14(i)         Copy of Model Retirement Plan           *

EX-99.B15(i)         Amended and Restated Distribution Plan  *
                     Pursuant to Rule 12b-1 dated July 1,
                     1993

EX-99.B15(ii)        Distribution Plan pursuant to Rule      *
                     12b-1 between Franklin Value Investors
                     Trust on behalf of Franklin MicroCap
                     Value Fund dated December 12, 1995

EX-99.B15(iii)       Form of Distribution Plan Pursuant to   *
                     Rule 12b-1 between Franklin Value Fund
                     and Franklin Templeton Distributors,
                     Inc.

EX-99.B17(i)         Power of Attorney dated December 11,    *
                     1995

Ex-99.B17(ii)        Certificate of Secretary dated          *
                     December 11, 1995


*Incorporated by Reference